ROBERTSON STEPHENS MUTUAL FUNDS
The Global Natural Resources Fund
Annual Report
December 31, 1997

[GRAPHIC]

GLOBAL NATURAL RESOURCES

The Global Natural Resources Fund ANNUAL REPORT


January 30, 1998

FELLOW SHAREHOLDER:

First I want to thank you for being a shareholder in the Robertson Stephens Funds. All of us here appreciate your support.

As you probably already know, 1997 was an outstanding year for most categories of equity investing with the notable exception of stocks of Asian companies.
The year also brought very high market volatility especially in shares of smaller companies, but investors who stayed the course were well rewarded. Yet as I review the timing and level of redemptions out of our fund complex and other fund complexes, I am acutely aware that many investors do not stay the course, and instead sell during market declines worrying that the market will go even lower. An important study done in 1997 by an independent consulting group (DALBAR, Inc.) studying mutual fund investors from 1984-1996 concluded that the average investor in equity mutual funds had given up between 1/3 to 2/3 of available returns by selling at the wrong times and reinvesting after the market
had significantly recovered.   This slippage in performance is very significant
and obviously needs to be avoided. Developing a financial plan and sticking to it are the centerpieces for achieving expected returns.

We have put some free tools in place for your convenience to help an investor stay the course or just stay up to date with fund activity. First, the portfolio managers of each fund regularly update a recorded message. These "hotline" messages are accessible for current investors through our toll free number (1-800-766-3863) and our Web site (www.rsim.com) and are updated especially during times of significant market volatility. Additionally, we also conduct monthly conference calls with our portfolio managers and provide detailed quarterly summaries on each of our equity mutual funds, all of which can also be accessed on our Web site.

Over the past few years we have introduced several funds that have the objective of global investing. In 1998 we plan to introduce a new fund - a broadly diversified large-cap international fund that is designed to be a core holding. This fund will seek to outperform the benchmark indexes through the application of an investment discipline based on Economic Value Added (EVA). This methodology focuses on studying the level of incremental returns on capital that
companies can earn with their free cash flow.   Though we have successfully used
EVA analysis for years in some of our funds, this is a little used methodology in the mutual fund industry. We believe this methodology sets us apart and that our technological advances help to give our portfolio managers an edge in picking winning stocks. We are quite enthusiastic about this future fund offering.

At Robertson Stephens Funds we continually work on making our investment process better to pursue the goal of outstanding risk adjusted rates of return. One of the areas we focused on in 1997 and will continue to focus on in the future is the use of technologies that help us become better investors. In that regard we added several new exciting technology tools in 1997. As very significant shareholders of our own funds we look forward to seeking excellent returns with you in 1998 and beyond. We believe in the old adage of "Eating your own cooking."

If you have any questions or suggestions please drop me a note or send me an E-mail message.

Again, thank you for your support.

/s/ Randy Hecht

G. RANDY HECHT
President
Robertson Stephens Funds
randy_hecht@rsco.com


Information contained herein relating to the new international fund is subject to completion or amendment. A registration statement relating to the fund's securities has been filed with the Securities and Exchange Commission. The fund's securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This letter shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the fund's securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state. A prospectus regarding the new fund is available from BancAmerica Robertson Stephens; an investor should read that prospectus carefully before investing.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

FUND HIGHLIGHTS

ACQUISITION

BankAmerica Corporation's acquisition of Robertson, Stephens & Company became effective October 1, 1997. The investment management activity for both organizations has been placed under the leadership of Randy Hecht, President of Robertson Stephens Investment Management (RSIM) since 1989. We believe this is a strong commitment to honor the unique culture which remains at the heart of RSIM's success, and we look forward to the ability to expand our global capabilities and resources as a result of this partnership.

FUND PHILOSOPHY

The Global Natural Resources Fund seeks to achieve long-term capital appreciation by investing in companies principally engaged in the discovery, development, production, or distribution of natural resources, the development of technologies for the production or efficient use of natural resources, or the furnishing of related supplies or services.

CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance - Class A Shares  7
Portfolio Summary  8
Fund Performance - Class C Shares  9
Schedule of Investments  10
Statement of Assets and Liabilities  13
Statement of Operations  14
Statement of Changes in Net Assets  15
Financial Highlights - Class A Shares  16
Financial Highlights - Class C Shares  17
Notes to Financial Statements  18
Report of Independent Accountants  24
Administration  24

The Global Natural Resources Fund ANNUAL REPORT

[PHOTO]

FUND MANAGER

ANDREW P. PILARA, JR.
Portfolio Manager
The Robertson Stephens
Global Natural
Resources Fund

BORDEN R. PUTNAM, III
Chief Geologist
The Robertson Stephena
Global Natural
Resources Fund

DEAR SHAREHOLDER:


The Robertson Stephens Global Natural Resources Fund (Class A) returned -19.84% for the fourth quarter and -17.14% for the one-year period ended December 31, 1997. For the same periods, the S&P 500 Index returned 2.90% and 33.34%. The Fund's Class C shares had a fourth quarter return of -21.04% and -14.98% since their inception on July 30, 1997.

Industries that had favorable performance in 1997 and a positive impact on the Fund include energy, energy services and real estate. The Fund's underperforming industries were gold mining/other base metal, aluminum, and paper and forest products. With the turmoil in Asia, and in particular the reaction in commodity markets and natural resource stocks, we plan on taking more time than usual to discuss the events affecting natural resource companies.

ASIA

The Fund's performance was negatively impacted during the quarter due to the reaction of the commodity markets to the financial crisis in Asia. While the full impact of this widespread currency devaluation and banking crisis is yet to fully affect the West, the expectation of slowed growth throughout the Asian region and its associated carry-over effects into the western hemisphere have resulted in reduced demand forecasts for natural resources. This has produced a reduced price expectation for metals, energy, pulp and paper, and the related stocks.



"...THIS IS A WONDERFUL TIME TO BE INVESTED IN NATURAL RESOURCES...

                                                 ROBERTSON STEPHENS MUTUAL FUNDS



Most Asian stock markets and currency markets have crashed. This is headline news in the media. The question now is "What are the long-term implications?" When we look at the Asian issues, we see short-term problems and long-term opportunity. Short-term we see a financial and currency crisis that is having an obvious negative impact on the demand for imported goods in Asia and the ripple effect on commodity prices worldwide. The risks are high and it is incumbent on global policy makers (the G-7) to come up with strategies to solve this crisis. We would like to see coordinated action by the G-7 to preemptively address the potential financial imbalances. We would like to see Japan address the problems in its banking system and implement a more aggressive fiscal package to stimulate domestic demand. Lastly, we hope China holds the line on its currency.

Long-term we see an Asian economy that has an extraordinarily high savings rate, the fastest productivity gainers, and developing GDP surpluses. No doubt the "Asian Miracle" has suffered a serious setback, but the long-term demand potential appears intact. We also expect to see, because of the currency devaluations, Asian manufacturers as the world's low cost producers in a number of sectors. Therefore, these Asian manufacturers should be experiencing increased demand for their products which should lead to an increase in their consumption of imported raw materials.

From a natural resource perspective, the long-term opportunity is the expectation of reduced supply forecasts. We believe that we will now see plants built in Asia only when they generate a satisfactory return, not because of capital availability. We have already seen cancellations of Asian capacity addition and new builds because the capital is no longer available. These capacity cancellations are coming at a time when we have record low inventories in commodities like aluminum.

PORTFOLIO

Our favorite metal is aluminum. In the last two months, we have seen an almost daily decline in London Metal Exchange inventory. Inventories are now down to levels where historically we have seen a significant upward move in the ingot price. The consumption forecast for 1998 has been scaled back, but in the next three years we see little new supply. We specifically like KAISER ALUMINUM CORPORATION and MAXXAM, INC.

The prices of nonferrous metals have declined quite dramatically in the last three months. Fundamentally, nonferrous metals consumption has historically increased at a rate greater than GDP. Merrill Lynch estimates that for the last 10 years, nonferrous metal consumption has increased at a rate of 1.6 times the growth in global GDP. With Merrill Lynch's 2.9% global growth assumption, the outlook for metal demand remains strong.

As of December 31, 1997, the largest sector investments in our portfolio are energy (43.70%) and energy service (15.30%). The majority of our energy investments are in Canada. The Canadian dollar recently hit a 140-year low at just below 69 cents to the U.S. dollar. For an American investor, Canadian assets are on sale. Canadian E&P companies (exploration and production), and in particular natural gas producers, look especially attractive to us. We believe the energy

 ...IN PARTICULAR NATURAL GAS, ALUMINUM, PAPER AND FOREST PRODUCTS."

The Global Natural Resources Fund ANNUAL REPORT


fundamentals in Canada are more attractive than they are in the United States for the following reasons:

-  Better production growth;

-  Lower finding and development costs;

- 1/6 as drilled in the United States (4 wells per square mile versus 0.7 wells in Canada); and

-  The stocks are cheaper

Additional pipeline capacity into the United States in late 1998 and 1999 will increase natural gas take-away capacity while production decline rates are accelerating. So we would expect to see a narrowing of the spread between Alberta gas prices and the United States gas price (NYMEX) moving from $1.50 mcf to the transportation differential of approximately $0.50 mcf.

Our largest Canadian E&P investment is RIGEL ENERGY CORPORATION. The company has undergone a significant transformation in 1997 from purely a Western Canadian energy producer to an international oil and gas company with significant production in the North Sea. Short-term the MacCulloch oil field in the U.K. sector of the North Sea (20% interest) is estimated to add 10,000 barrels per day to 1998 production of 16,800 barrels per day. Long-term it is Rigel's 20% interest in the Moray Firth area of the U.K., a sector of the North Sea which could add an estimated 20,000 b/d to production in the year 2000. Preliminary reserve estimates for this field could equal Rigel's proven reserves in North America. With more exploration drilling in the North Sea and good potential for its Canadian operations, we expect exceptional production growth over the next three years.

Our energy service investments are also concentrated in Canada rather than the United States because of much cheaper valuations. We own no rig companies because of our concern with the commodity nature of pricing in that business. Our service investments are with companies that possess some proprietary product qualities:

     COMPRESSION              =    ENERFLEX

     HORIZONTAL DRILLING      =    RYAN

     WIRELINE SERVICES        =    COMPUTALOG


[PHOTO]

INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens
Funds
randy_hecht@rsco.com


INVESTMENT TEAM

RESEARCH
Borden Putnam III
SENIOR TRADER

Catherine O'Neill
TRADING

Christopher Beagle

                                                 ROBERTSON STEPHENS MUTUAL FUNDS



We think these companies are managed by three of the best Chief Executive Officers in the Canadian energy service industry.

We have stated our positive position on Canadian energy companies. We would also like to detail our views on the oil market, which could negatively impact all energy stocks in the near-term, while acknowledging that a number of energy companies have already discounted fairly negative news.

The turmoil in Asia has helped produce a significant decline in oil prices. The Asia-Pacific region is an important oil consumer. British Petroleum estimates the region's consumption in 1997 was 18.7 million barrels, or 27% of world consumption. The Asia-Pacific region is a net importer of oil primarily from the Middle East. This table illustrates the importance of Japan, China and Korea.

[GRAPH]

COUNTRY CONSUMPTION (MM BARRELS/DAY)

AUSTRALIA                0.8
THAILAND                 0.8
INDONESIA                0.9
INDIA                    1.6
SOUTH KOREA              2.1
CHINA                    3.6
JAPAN                    5.8
OTHERS                   3.1
TOTAL                   18.7

SOURCE: FINANCIAL TIMES

Regional consumption has been growing at about 800,000 barrels per day/per year, half of world consumption growth. We estimate that growth in 1998 could approximate 400,000 barrels per day. With the recent increase in OPEC production quotas and the upcoming seasonal slow second quarter for oil demand, we see the possibility of oil trading below $15 sometime in the first half of 1998. OPEC, or Saudi Arabia in particular, must temporarily cut back production to stabilize oil prices in the near-term. The markets must also deal in the short-term with the likely resumption of Iraqi exports and the current inventory bulge.

"A NEW SECTOR FOR THE PORTFOLIO IS THE PAPER AND FOREST PRODUCT GROUP."

Looking beyond the next six to twelve months, we remain quite positive because of the likely resumption of historic global demand growth in 1999 and the capacity limitations of OPEC (excluding Saudi Arabia).

PAPER AND FOREST PRODUCTS

A new sector for the portfolio is the paper and forest product group. Supply/demand dynamics in this sector are more favorable than they have been in decades and valuations for a number of companies are near recessionary lows.
Our studies show that the paper and forest product industry has one of the worst 20-year return on investment records. In December, after visiting more than twenty Canadian paper and forest product companies, we found a majority now employing some form of return on investment discipline.

The Global Natural Resources Fund ANNUAL REPORT


There appears to be a significant change in how capital is managed in this industry. Gone are the executives who talk only about tonnage and market share. With the expected decrease in capacity additions, we believe the Asian crisis has created a long-term buying opportunity. The 19.9% correction in U.S. paper and forest product stocks during the fourth quarter of 1997 was the worst sell-off for these companies in 35 years.

Wood Gundy Securities recently reported that in Asia, since June of 1997, 3.1 million metric tons of new market pulp capacity has either been canceled or substantially delayed. That is 7.7% of market pulp capacity. This is just one example in one industry, but we could see similar cutbacks in other industries as capital becomes more rationally allocated. With very low inventories in certain commodities, even below normal historic demand, growth could push commodity prices higher.

We currently like the newsprint companies, most notably ABITIBI-CONSOLIDATED, INC. We also like the TIMBERWEST TIMBER TRUST, the largest private timberland owner in Canada. Currently their lumber sales to Japan are being negatively impacted by the Asian turmoil, but we believe that our current return more than compensates us for these short-term problems. We believe our first year dividend yield should exceed 12%.

We think this is a wonderful time to be invested in natural resources, and in particular natural gas, aluminum, paper and forest products. While the near-term demand forecasts are being reduced in reaction to the Asian crisis, for most commodities, supply is being restrained. Over the long-term this should lead to a tightened supply-demand scenario, with improved prices and corporate profits.

We end this letter like our first letter to shareholders (December 31, 1995):
The natural resource asset class is one means of diversifying away from the broader market. Historically, this sector has had a low correlation to the S&P 500 Index. Considering the sector's volatility, investors in natural resource companies should be both patient and bold. Former Magellan Fund manager Peter Lynch has commented, "Everybody's got the brains to make money in the stock market. But do they have the stomach? That's the key organ."

Thank you for your support and trust. It is our hope that we can build a profitable, long-term relationship.

Sincerely,

/s/ Andrew Pilara, Jr.

ANDREW P. PILARA, JR.
Portfolio Manager
February 3, 1998

/s/ Borden R. Putnam, III

BORDEN R. PUTNAM, III
Chief Geologist
February 3, 1998

TO HEAR OUR ONGOING THOUGHTS ON THE FUND, CALL OUR PORTFOLIO MANAGER HOTLINE AT 1-800-766-3863

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


FUND PERFORMANCE - CLASS A SHARES

Results of a hypothetical $10,000 investment in The Robertson Stephens Global Natural Resources Fund and the S&P 500 Index(1)
IF INVESTED ON NOVEMBER 15, 1995(2)

[GRAPH]


CUMULATIVE TOTAL RETURNS

                                             GLOBAL NATURAL      S&P 500
FOR THE PERIOD ENDED 12/31/97                RESOURCES FUND      INDEX(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Since inception (11/15/95)(2)                     18.40%         70.53%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

                                             GLOBAL NATURAL      S&P 500
FOR THE PERIODS ENDED 12/31/97               RESOURCES FUND      INDEX(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
One year                                          (17.14)%       33.34%
--------------------------------------------------------------------------------
Since inception (11/15/95)(2)                       8.26%        28.50%
--------------------------------------------------------------------------------

(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index. You cannot invest in an index itself.
(2)  Date that the Fund's Class A Shares were first issued to the public.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security.

THE GLOBAL NATURAL RESOURCES FUND ANNUAL REPORT



PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1997

[CHART]

Warrants                      0.2%
Convertible Bond              0.5%
Industrial Minerals           1.2%
Real Estate/REIT              1.4%
Food                          1.8%
Financial Services            2.4%
Other Base Metals             2.9%
Gold Mining                   5.3%
Aluminum                      8.5%
Paper & Forest               11.4%
Other & Other Assets, Net     5.4%
Energy                       43.7%
Energy Services              15.3%

TOP TEN HOLDINGS

1.
VASTAR RESOURCES, INC. (7.04%)
Explores for, develops, produces, and markets natural gas and crude oil.

2.
ENERFLEX SYSTEMS, LTD. (6.35%)
Manufactures, services, and leases compressor packages used in gas production and processing.

3.
ABITIBI-CONSOLIDATED, INC. (4.93%)
An integrated Canadian forest products company, producing newsprint and uncoated groundwood papers, as well as distributing paper and other information-related products.

4.
RIGEL ENERGY CORPORATION (4.80%)
Explores for and develops light crude oil and natural gas.

5.
KAISER ALUMINUM CORPORATION (4.64%)
Supplies and sells alumina, primary aluminum and fabricated aluminum products in the domestic and international markets. The company also mines and refines bauxite into alumina. Kaiser Aluminum is a partially owned subsidiary of MAXXAM, Inc.

6.
BOWATER, INC. (4.25%)
Produces newsprint, coated and uncoated groundwood papers, bleached pulp and lumber products.

7.
OILTEC RESOURCES, INC. (4.16%)
Explores for, develops, and produces medium to light crude oil and natural gas.

8.
COMPUTALOG, LTD (4.04%)
An oil and gas service company which offers electronic wireline logging and directional drilling to companies.

9.
MAXXAM, INC. (3.82%)
A large resource holding company with majority ownership and control of Kaiser Aluminum, Pacific Lumber, and numerous real estate assets.

10.
PETRO-CANADA, INC. (3.48%)
Explores for, develops, produces, and markets petrochemicals, crude oil, natural gas, natural gas liquids, synthetic oil, bitumen, and sulfur.

                                                   ROBERTSON, STEPHENS & COMPANY


FUND PERFORMANCE - CLASS C SHARES

Results of a hypothetical $10,000 investment in The Robertson Stephens Global Natural Resources Fund and the S&P 500 Index(1)
IF INVESTED ON JULY 30, 1997 (2)

[CHART]



CUMULATIVE TOTAL RETURNS
                                   GLOBAL NATURAL    GLOBAL NATURAL    S&P 500
FOR THE PERIOD ENDED 12/31/97      RESOURCES FUND    RESOURCES FUND(3) INDEX(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Since inception (7/30/97)(2)          (14.12)%          (14.98)%         2.69%
--------------------------------------------------------------------------------


(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index. You cannot invest in an index itself.


(2)  Date that the Fund's Class C shares were first issued to the public.

(3) Reflects the 1% contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security.

THE GLOBAL NATURAL RESOURCES FUND ANNUAL REPORT


SCHEDULE OF INVESTMENTS



DECEMBER 31, 1997                                                    FOREIGN CURRENCY(4)            SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------------
ALUMINUM - 8.5%
Kaiser Aluminum Corporation                                                                       412,800           3,637,800
MAXXAM, Inc.                                                                                       68,600           2,992,675
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    6,630,475
------------------------------------------------------------------------------------------------------------------------------
ENERGY - 43.7%
Alberta Energy Company, Ltd.(1)                                                   CAD              80,000           1,551,200
Anderson Exploration, Ltd.                                                        CAD             110,000           1,076,058
Barrington Petroleum, Ltd.                                                        CAD             469,500           1,509,066
Beau Canada Exploration, Ltd.                                                     CAD             509,600           1,032,624
Burner Exploration, Ltd.                                                          CAD             218,371             129,697
Calahoo Petroleum, Ltd.                                                           CAD           2,099,800           1,232,458
Canadian Conquest Exploration, Inc.                                               CAD             821,600             602,788
Encal Energy, Ltd.                                                                CAD             660,200           2,168,145
Eurogas Corporation                                                               CAD             637,514             735,002
Newport Petroleum Corporation                                                     CAD             250,000             908,360
Oiltec Resources, Ltd.                                                            CAD           1,730,000           3,263,809
Pan East Petroleum, Corporation                                                   CAD             931,100             975,894
Paragon Petroleum Corporation                                                     CAD             319,800             849,135
Petro-Canada                                                                      CAD             150,000           2,725,081
Petroleum Securities Australia, Ltd.                                              AUD             179,452             475,872
Petroleum Securities Australia, Ltd., ADR(2)                                                      107,000           1,471,250
Place Resources Corporation, Class A                                              CAD             676,500           1,002,117
Rigel Energy Corporation                                                          CAD             460,000           3,760,612
Santa Fe Energy Resources, Inc.(1)                                                                219,900           2,473,875
Symmetry Resources, Inc.                                                          CAD              34,400              29,805
Tarragon Oil & Gas, Ltd.                                                          CAD             100,000             782,587
Vastar Resources, Inc.(1)                                                                         154,400           5,519,800
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   34,275,235
-----------------------------------------------------------------------------------------------------------------------------

ENERGY SERVICES - 15.3%
3DX Technologies, Inc.                                                                            301,000           1,204,000
Bowridge Resources Group, Inc.                                                    CAD             361,000             227,020
Computalog, Ltd.                                                                  CAD             188,700           3,164,448
Enerflex Systems, Ltd.(1)                                                         CAD             219,100           4,975,544
Fred Olsen Energy ASA, GDR2                                                                        23,800             494,839
Ryan Energy Technologies, Inc.                                                    CAD             269,000           1,964,190
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   12,030,041
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 2.4%
Dundee Bancorp, Inc., Class A                                                     CAD              90,000           1,892,883
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,892,883
-----------------------------------------------------------------------------------------------------------------------------
FOOD - 1.8%
Fresh Del Monte Produce, Inc.                                                                      95,400           1,395,225
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,395,225
-----------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS








DECEMBER 31, 1997                                                   FOREIGN CURRENCY(4)            SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------------------
GOLD MINING - 5.3%
Altoro Gold Corporation                                                           CAD             141,667              49,989
Cambiex Exploration, Inc.
                                                                                  CAD             111,000              19,390
Corona Goldfields, Inc., Restricted(3,6)
                                                                                  CAD             412,500             288,230
Etruscan Resources, Inc.
                                                                                  CAD             693,700           1,934,013
Euro-Nevada Mining Corporation1
                                                                                  CAD              25,000             338,015
Franco-Nevada Mining Corporation, Ltd.(1)
                                                                                  CAD              13,000             255,249
Goldstream Mining NL
                                                                                  AUD             260,207              33,908
Guyanor Ressources, S.A., Class B
                                                                                  CAD             170,600             166,887
Leo Shield Exploration NL
                                                                                  AUD             211,471              13,778
Minera Andes, Inc.
                                                                                  CAD             358,660             300,732
Randgold Resources, Ltd., GDR(2)

                                                                                                   60,600             303,000
St. Jude Resources, Ltd.
                                                                                  CAD             208,500             246,211
St. Jude Resources, Ltd., Restricted(3,6)
                                                                                  CAD              82,500              92,551
Tan Range Exploration Corporation
                                                                                  CAD             105,300              73,577
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4,115,530
-----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MINERALS - 1.2%
China Industrial Minerals Company, Restricted(3,6)
                                                                                                  640,000             960,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      960,000
-----------------------------------------------------------------------------------------------------------------------------
OTHER BASE METALS - 2.9%
Amarc Resources, Ltd.                                                             CAD             259,700             127,024
Anooraq Resources Corporation                                                     CAD             184,500              90,242
Farallon Resources, Ltd.                                                          CAD             521,800           1,549,558
Inco, Ltd. - Class VBN Shares(1)                                                  CAD              40,000             532,439
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,299,263
-----------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST - 11.4%
Abitibi-Consolidated, Inc.(1)                                                     CAD             277,000           3,861,335
Bowater, Inc.(1)                                                                                   75,000           3,332,813
The TimberWest Timber Trust                                                       CAD             470,000           1,740,558
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    8,934,706
-----------------------------------------------------------------------------------------------------------------------------
REITS - 1.4%
AMB Property Corporation(1)                                                                        44,400           1,115,550
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,115,550
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK - 93.9% (COST: $83,561,976)                                                                     73,648,908
-----------------------------------------------------------------------------------------------------------------------------


                                                                                                      PAR               VALUE
-----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS
-----------------------------------------------------------------------------------------------------------------------------
Randgold and Exploration Company, Ltd., 7.00%, Due 10/3/01(1)                                     750,000             378,750
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS - 0.5% (COST: $750,000)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      378,750
-----------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE GLOBAL NATURAL RESOURCES FUND ANNUAL REPORT


DECEMBER 31, 1997                                                   FOREIGN CURRENCY(4)          WARRANTS               VALUE
-----------------------------------------------------------------------------------------------------------------------------
WARRANTS
-----------------------------------------------------------------------------------------------------------------------------
Amarc Resources, Ltd., Warrants, Strike CAD2.05, Expire
   8/9/98(3,5,6)                                                                  CAD              65,000               6,419
Anooraq Resources Corporation, Ltd., Warrants, Strike CAD2.38,
   Expire 10/10/98(3,5)                                                           CAD              65,000              10,125
Brazilian Resources, Inc., 1/2 Warrants, Strike CAD0.50,
   Expire 3/4/99(3,5)                                                             CAD              61,218               4,461
Etruscan Resources, Ltd., Warrants, Strike CAD7.50, Expire
   4/21/98(3,5)                                                                   CAD             600,000               2,901
Minera Andes, Inc., 1/2 Warrants, Strike CAD1.60,
   Expire 2/27/98(3,5)                                                            CAD             317,460              27,914
NDU Resources, Ltd., Warrants, Strike CAD2.31,
   Expire 5/17/98(3,5)                                                            CAD              75,000               5,316
Solomon Resources, Ltd., 1/2 Warrants, Strike CAD1.05,
   Expire 7/19/98(3,5)                                                            CAD              75,000               1,422
St. Jude Resources, Ltd., 1/2 Warrants, Strike CAD5.50,
   Expire 9/29/98(3,5,6)                                                          CAD              82,500               3,684
Sutton Resources, Ltd., Warrants, Strike CAD8.00,
   Expire 9/30/98(5)                                                              CAD              26,100              54,711
-----------------------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS - 0.2% (COST: $1,085,049)                                                                              116,953
-----------------------------------------------------------------------------------------------------------------------------


                                                                                                CONTRACTS               VALUE
-----------------------------------------------------------------------------------------------------------------------------
OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
Menzies Gold NL, Strike AUD1.00, Expire 4/30/98(3,5)                              AUD              57,437                 348
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OPTIONS - 0.0% (COST: $18,830)                                                                                      348


-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 94.6% (COST:$85,415,855)                                                                       74,144,959
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS, NET - 5.4%                                                                                            4,255,595
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                          78,400,554
-----------------------------------------------------------------------------------------------------------------------------

(1)  Income-producing security.
(2)  ADR - American Depository Receipts; GDR - Global Depository Receipt.

(3)  Fair-valued security. See 1.a. in Notes to Financial Statements.

(4)  Foreign-denominated security:  AUD - Australian Dollar; CAD - Canadian
     Dollar;
(5)  See 4.d. in Notes to Financial Statements.
(6)  Restricted Security.  See 4.c. in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES



DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------

ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $85,415,855)                                                                       $  74,144,959
Receivable for investments sold                                                                                     7,084,283
Receivable for fund shares subscribed                                                                                  46,284
Dividends/interest receivable                                                                                         132,719
Organization cost                                                                                                      22,290
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                       81,430,535

-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Payable to custodian bank                                                                                           1,733,585
Payable for fund shares redeemed                                                                                    1,098,306
Accrued expenses                                                                                                      114,866
Payable to adviser                                                                                                     83,224
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                   3,029,981

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                               $   78,400,554


-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                    89,557,806
-----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                                          113,448
Net unrealized depreciation on investments                                                                        (11,270,700)


-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                  $78,400,554
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Pricing of Shares:

     Net Asset Value, offering and redemption price
      per share - Class A shares                                                                                    $   11.67
      (Net assets of $78,370,755 applicable to 6,717,186
      shares of beneficial interest outstanding with no par value)
-----------------------------------------------------------------------------------------------------------------------------
     Net Asset Value, offering and redemption price per share
       - Class C shares                                                                                               $11.57
      (Net assets of $29,799 applicable to 2,576 shares of
       beneficial interest outstanding with no par value)(1)
-----------------------------------------------------------------------------------------------------------------------------



(1) Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

THE GLOBAL NATURAL RESOURCES FUND ANNUAL REPORT

STATEMENT OF OPERATIONS





FOR THE YEAR ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                           $1,552,919
Dividends (net of foreign tax withheld of $37,894)                                                                    511,974
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                             2,064,893

-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                            1,438,918
Administrative services fees                                                                                          359,729
Distribution fees - Class A Shares                                                                                    359,714
Transfer agent fees                                                                                                   133,599
Custodian fees                                                                                                        119,474
Professional fees                                                                                                      64,112
Registration and filing fees                                                                                           56,045
Shareholder reports                                                                                                    52,175
Trustees' fees and expenses                                                                                            22,265
Organization expense                                                                                                    6,515
Insurance                                                                                                               3,673
Distribution fees - Class C Shares                                                                                         48
Shareholder servicing fees - Class C Shares                                                                                16
-----------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                                                      2,616,283
Less:  Expense waiver by adviser                                                                                       (9,044)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                                                 2,607,239

-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                  (542,346)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                                    1,421,682
Net change in unrealized depreciation on investments                                                              (23,434,893)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED DEPRECIATION ON INVESTMENTS                                                (22,013,211)

-----------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $(22,555,557)
-----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                 FOR THE             FOR THE
                                                                                              YEAR ENDED          YEAR ENDED
                                                                                       DECEMBER 31, 1997   DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                             $(542,346)          $(219,283)
Net realized gain on investments                                                                1,421,682             337,575
Net change in unrealized (depreciation)/appreciation on investments                           (23,434,893)         12,158,103
-----------------------------------------------------------------------------------------------------------------------------
NET (DECREASE)/INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               (22,555,557)         12,276,395



-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class A                                                                         -                (823)
Net investment income - Class C(1)                                                                      -                   -
Realized gain on investments - Class A                                                         (1,426,070)                  -
Realized gain on investments - Class C(1)                                                            (456)                  -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                            (1,426,526)               (823)

-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net increase in net assets resulting from capital share transactions                          (18,138,328)        107,453,649
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
TOTAL (DECREASE)/INCREASE IN NET ASSETS                                                       (42,120,411)        119,729,221
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                                                           120,520,965             791,744
End of period                                                                                 $78,400,554        $120,520,965
-----------------------------------------------------------------------------------------------------------------------------


(1)  Class C shares were first issued on July 30, 1997.

The accompanying notes are an integral part of these financial statements.

The Global Natural Resources Fund ANNUAL REPORT

FINANCIAL HIGHLIGHTS - CLASS A SHARES



                                                                              FOR THE             FOR THE            FOR THE
FOR A SHARE OUTSTANDING                                                    YEAR ENDED          YEAR ENDED        PERIOD ENDED
THROUGHOUT EACH PERIOD:                                                      12/31/97            12/31/96        12/31/95(1,3)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $14.29              $10.12              $10.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT (LOSS)/INCOME                                                    (0.05)              (0.06)               0.02
NET REALIZED (LOSS)/GAIN AND NET CHANGE IN UNREALIZED
  (depreciation)/appreciation on investments                                    (2.39)               4.24                0.10
-----------------------------------------------------------------------------------------------------------------------------
NET (DECREASE)/INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 (2.44)               4.18                0.12

-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM NET INVESTMENT INCOME                                            -               (0.01)                  -
Distributions from realized gain on investments                                 (0.18)                  -                   -
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $11.67              $14.29              $10.12
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                                (17.14)%             41.21%               1.20%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                              $78,371            $120,521                $792
RATIO OF EXPENSES TO AVERAGE NET ASSETS                                         1.81%(2)            1.94%(2)            2.60%(2)
RATIO OF NET INVESTMENT (LOSS)/INCOME TO AVERAGE NET ASSETS                   (0.38)%(2)          (0.45)%(2)            1.84%(2)
PORTFOLIO TURNOVER RATE                                                           97%                 82%                  0%
Average Commission Rate Paid(4)                                               $0.0160             $0.0148                   -
-----------------------------------------------------------------------------------------------------------------------------


(1)  Class A shares were first issued on November 15, 1995.

(2) If the Fund had paid all of its expenses and had received no reimbursement from the Advisor for the year ended December 31, 1997, for the year ended December 31, 1996, and for the period from November 15, 1995 (Commencement of Operations) through December 31, 1995, total return would have been (17.14)%, 41.01% and 0.50%, respectively, the ratio of expenses to average net assets would have been 1.82%, 2.16% and 14.25%, respectively, and the ratio of the net investment loss to average net assets would have been (0.38)%, (0.67)% and (9.81)%, respectively.
(3) Ratios, except for total return and portfolio turnover rate, have been annualized
(4) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principal basis, if any.
     Per-share data with respect to Class A shares has been determined by using the average number of Class A shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the period.


The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

FINANCIAL HIGHLIGHTS - CLASS C SHARES



                                                                                                                      FOR THE
FOR A SHARE OUTSTANDING                                                                                          PERIOD ENDED
THROUGHOUT THE PERIOD:                                                                                               12/31/97(1)
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                                   $13.67
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                     (0.05)
Net realized loss and net change in unrealized depreciation on investments                                              (1.87)
-----------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                    (1.92)

-----------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                                                                    -
Distributions from realized gain on investments                                                                         (0.18)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                         $11.57
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                                                                       (14.12)%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000s)                                                                                          $30
Ratio of Expenses to Average Net Assets                                                                                  2.56%(2)
Ratio of Net Investment Loss to Average Net Assets                                                                     (1.02)%(2)
Portfolio Turnover Rate                                                                                                    97%
Average Commission Rate Paid(3)                                                                                       $0.0160
-----------------------------------------------------------------------------------------------------------------------------

(1)  Class C shares were first issued on July 30, 1997.

(2) If the Fund had paid all of its expenses and had received no reimbursement from the Advisor for the period from August 1, 1997 (Commencement of Operations), to December 31, 1997, the total return would have been (14.12)%, the ratio of expenses to average net assets would have been 2.57%, and the ratio of the net investment loss to average net assets would have been (1.03)% .

(3) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principal basis, if any.
     Ratios, except for total return and portfolio turnover rate, have been annualized. Total return does not include the 1% contingent deferred sales charge.
     Per-share data with respect to Class C shares has been determined by using the average number of Class C shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the period.

The accompanying notes are an integral part of these financial statements.

The Global Natural Resources Fund ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Global Natural Resources Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on November 15, 1995. The
Trust offers twelve series of shares -- The Robertson Stephens Emerging
Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, The Robertson Stephens MicroCap Growth Fund and The Robertson Stephens Global Value Fund. The assets for each series are segregated and accounted for separately. The Trustees have authorized the issuance of two classes of shares of beneficial interest of the Fund, designated as Class A and C, respectively. The shares of each class represent an interest in the same portfolio of investments of the Fund. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class may bear expenses unique to that class (including, but not limited to, distribution expenses applicable to such class). Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund was liquidated. In addition, the Board of Trustees declares separate distributions on each class of shares. Each class votes as a class only with respect to its own distribution plan or other matters for which a class vote is required by law or determined by the Board of Trustees. Class C shares were first issued by the Fund on July 30, 1997. Class C shares are subject to a 1% contingent deferred sales charge if those shares are redeemed within one year of purchase.

NOTE 1    SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At December 31, 1997, 98.1% of the Fund's long positions were valued in this manner.

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At December 31, 1997, approximately 1.9% of the Fund's positions were valued using these guidelines and procedures.

As its normal course of business, the Fund has invested a significant portion of its assets in companies within a number of industries in the natural resources sector. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b. REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:

The Fund intends to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax will be made.

d. SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

e. FOREIGN CURRENCY TRANSLATION:

The accounting records of the Fund are maintained in U.S. dollars. Investments securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange in effect on the dates of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain or loss from investments.

THE GLOBAL NATURAL RESOURCES FUND ANNUAL REPORT

f. INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued and recorded daily.

g. EXPENSES:

Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot de directly attributed to a specific fund are apportioned between the funds in the Trust.

h. DISTRIBUTION TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences which will reverse in a subsequent period. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

i. CLASS ALLOCATIONS:

Income, common expenses, and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Transfer agent expenses, distribution/shareholder service fees, and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate daily net assets of each class and the specific expense rate applicable to each class.

j. CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k. TEMPORARY BORROWINGS:

The Fund and several affiliated funds share in a $15 million, uncommitted revolving credit and/or overdraft protection facility from the Fund's custodian bank for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. The Fund may borrow up to a maximum of 33 percent of its total assets under the agreement.

NOTE 2    CAPITAL SHARES:

a. TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value divided into two classes designated Class A and Class C. Transactions in capital shares for Class A for the year ended December 31, 1997, and for the year ended December

                                                 ROBERTSON STEPHENS MUTUAL FUNDS

31, 1996, and for Class C shares for the period from July 30, 1997 (Commencement of Operations), through December 31 1997, were as follows:


Class A

1/1/97 - 12/31/97                                     SHARES            AMOUNT
--------------------------------------------------------------------------------
Shares sold                                       11,040,903      $156,744,592
Shares reinvested                                    106,219         1,312,871
--------------------------------------------------------------------------------
                                                  11,147,122       158,057,463

--------------------------------------------------------------------------------
Shares redeemed                                  (12,865,683)     (176,231,892)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net decrease                                      (1,718,561)     $(18,174,429)
--------------------------------------------------------------------------------

1/1/96 - 12/31/96                                     SHARES            AMOUNT
--------------------------------------------------------------------------------
Shares sold                                       14,550,350      $190,686,335
Shares reinvested                                         54               762
--------------------------------------------------------------------------------
                                                  14,550,404       190,687,097

--------------------------------------------------------------------------------
Shares redeemed                                   (6,192,868)      (83,233,448)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase                                       8,357,536      $107,453,649
--------------------------------------------------------------------------------


Class C

7/30/97* - 12/31/97                                   SHARES            AMOUNT
--------------------------------------------------------------------------------
Shares sold                                            4,127           $58,900
Shares reinvested                                         37               456
--------------------------------------------------------------------------------
                                                       4,164            59,356

--------------------------------------------------------------------------------
Shares redeemed                                       (1,588)          (23,255)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase                                           2,576           $36,101
--------------------------------------------------------------------------------




*Class C shares were first issued on July 30, 1997.

NOTE 3    TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually (beginning in 2000) by the Board of Trustees, the Fund pays Robertson, Stephens & Company Investment Management, L.P. ("RSIM, L.P."), an investment advisory fee and an administrative services fee calculated at an annual rate of 1.00% and 0.25%, respectively, of the average daily net assets of the Fund. For the year ended December 31, 1997, the Fund incurred investment advisory fees and administrative fees of $1,438,918 and $359,729, respectively. RSIM, L.P. has voluntarily agreed to waive any annual operating expenses, excluding the expense differential between Class A and Class C, of the Fund's Class A and Class C shares exceeding an annual expense ratio of 1.95%. For the year ended December 31, 1997, RSIM, L.P. voluntarily agreed to waive fees of $9,043 for Class A shares and $1 for Class C shares.

RSIM, L.P. may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM, L.P. from the Fund during the year ended December 31, 1997.

b. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Trust who are interested persons of the Trust receive no compensation from the Trust. Trustees of the Trust who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $22,265 for the year ended December 31, 1997.

THE GLOBAL NATURAL RESOURCES FUND ANNUAL REPORT

c. DISTRIBUTION FEES:

For the period from January 1, 1997, through September 30, 1997, the Fund entered into agreements with Robertson, Stephens & Company LLC ("RS&Co.") for distribution services with respect to its Class A and Class C shares and adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the Fund's Board of Trustees. Under these Plans, RS&Co. was compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's Class A and Class C shares. The distribution fees for Class A and Class C shares are calculated at an annual rate of 0.25% and 0.75%, respectively, based on the average daily net assets attributed to each class of shares, although the Class C Plan contemplates payments at a rate of up to 1% of the Fund's average net assets attributable to Class C shares. For the period from January 1, 1997, through September 30, 1997, for Class A, and for the period from July 30, 1997 (Commencement of Operations), through September 30, 1997, for Class C, the Fund paid distribution fees of $289,120 and $5, respectively, to RS&Co. On October 1, 1997, BankAmerica Corporation ("BAC") became the owner of the entire beneficial interest in RSIM, L.P. (See note 5.a. in Notes to the Financial Statements). As part of that acquisition, BAC also became the owner of the entire beneficial interest in RSIM's affiliate, BancAmerica Robertson Stephens (formerly Robertson Stephens & Company LLC). Pursuant to certain laws and regulations that apply to bank holding companies and their affiliates, a bank holding company-affiliated broker-dealer may not serve as the distributor or principal underwriter of mutual funds. Commencing October 1, 1997, Edgewood Services, Inc., a non-affiliate, has been designated the Fund's new distributor.


d. SHAREHOLDER SERVICING FEE:

The Trust has adopted a Shareholder Servicing Plan for the Class C shares of each fund. Under the Plan, each fund pays fees to BancAmerica Robertson Stephens ("BARS") at an annual rate of up to 0.25% of the fund's average daily net assets of the Class C shares. The Plan contemplates that financial institutions will enter into shareholder service agreements with BARS to provide administrative support services to their customers who are fund shareholders. In return for providing these support services, a financial institution may receive payments from BARS at a rate not exceeding 0.25% of the average daily net assets of the Class C shares of each fund for which the financial institution is the financial institution of record. For the period from July 30, 1997 (Commencement of Operations), through December 31, 1997, for Class C, the Fund incurred shareholder services fees of $16.

e. BROKERAGE COMMISSIONS:

RSIM, L.P. may direct orders for investment transactions to BARS as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of BARS to provide competitive prices and commission rates. All investment transactions in which BARS acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which BARS has been retained by the issuer. For the year ended December 31, 1997, the Fund paid brokerage commissions of $1,120 to BARS, which represented 0.3% of total commissions paid during the year.


NOTE 4    INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:

At December 31, 1997, the cost of investments for federal

                                                 ROBERTSON STEPHENS MUTUAL FUNDS


income tax purposes was $86,024,537. Accumulated net unrealized depreciation on investments, excluding the foreign currency fluctuation associated with other assets and liabilities, was $11,879,578, consisting of gross unrealized appreciation and depreciation of $9,595,730 and $21,475,308, respectively.

b. INVESTMENT PURCHASES AND SALES:

For the year ended December 31, 1997, the cost of investments purchased and the proceeds from investments sold (excluding options and short-term investments) were $111,387,015 and $118,052,910, respectively.

c. RESTRICTED SECURITIES:

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently reregistered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. At December 31, 1997, the Fund held restricted securities with an aggregate value of $1,350,884, which represented 1.7% of the Fund's net assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1.a., paragraphs 1 and 2.



                                            SHARES     COST     VALUE     ACQUISITION
SECURITY                                     (000)     (000)    (000)         DATE
--------------------------------------------------------------------------------------
Amarc Resources, Ltd.,
   Warrants                                   65        25         6          7/17/96
China Industrial
   MineralsCompany                           640       785       960          4/25/97
Corona Goldfields, Inc.                      413       300       288          6/18/96
St. Jude Resources, Ltd.                      83       210        93          3/27/97
St. Jude Resources, Ltd.
  1/2 Warrants                                83        35         4          3/27/97
--------------------------------------------------------------------------------------
                                                    $1,355    $1,351
--------------------------------------------------------------------------------------


d. OPTIONS AND WARRANTS:

Options and warrants normally entitle the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period. Options and warrants for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black- Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock, based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option or warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees.

e. FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

NOTE 5 ACQUISITION:

On October 1, 1997, BankAmerica Corporation completed its acquisition of Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc. Pursuant to that acquisition, BankAmerica Corporation became the owner of the entire beneficial interest in RSIM, L.P.

THE GLOBAL NATURAL RESOURCES FUND ANNUAL REPORT


Report of Independent Accountants

To the Board of Trustees and Shareholders of The Robertson Stephens Global Natural Resources Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Global Natural Resources Fund (the "Fund") at December 31, 1997, and the results of its operations and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997, by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP

Price Waterhouse LLP
San Francisco, California
February 7, 1998



ADMINISTRATION

OFFICERS AND TRUSTEES
Andrew P. Pilara, Jr., Trustee
     President

Leonard B. Auerbach, Trustee
     President and Chairman of Auerbach
     Associates, Inc.

John W. Glynn, Jr., Trustee
     Principal and Chairman of
     Glynn Capital Management

James K. Peterson, Trustee
     Former Director of the IBM Retirement Funds

Terry R. Otton
     Chief Financial Officer

Dana K. Welch
     Secretary


INVESTMENT ADVISER
Robertson, Stephens & Company Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Edgewood Services, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230-0897

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Global Natural Resources Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


Published February 13, 1998

THE ROBERTSON STEPHENS MUTUAL FUNDS

Design: Broom & Broom, Inc., San Francisco   Photography: Jerry Orabona, Bill
Zemanek


VALUE

THE PARTNERS FUND
A SMALL-CAP FUND USING A
CASH FLOW VALUE METHODOLOGY
Managed by Andrew Pilara.


GROWTH & INCOME

THE GROWTH & INCOME FUND
SEEKING GROWTH WHILE
ATTEMPTING TO MODERATE RISK
Managed by John Wallace.


GROWTH

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL- AND
MID-CAP COMPANIES
Managed by John Wallace
and John Seabern.
The Emerging Growth Fund

SEEKING TO INVEST IN AMERICA'S
MOST DYNAMIC, GROWTH-
ORIENTED COMPANIES
Managed by Jim Callinan.


THE INFORMATION AGE FUND-TM-

TARGETING INVESTMENTS IN
THE INFORMATION
TECHNOLOGY SECTOR
Managed by Ron Elijah
and Rod Berry.


THE MICROCAP GROWTH FUND

FOCUSING ON COMPANIES
WITH MARKET CAPS OF LESS
THAN $250 MILLION
Managed by Dave Evans
and Rainerio Reyes.

THE VALUE + GROWTH FUND

A GROWTH FUND FOR THE
LONG-TERM INVESTOR
Managed by Ron Elijah.


GLOBAL

THE CONTRARIAN FUND-TM-
A GLOBAL HEDGE FUND
Managed by Paul Stephens.


THE GLOBAL LOW-PRICED STOCK FUND

SEEKING OVERLOOKED AND UNDERVALUED COMPANIES
Managed by Hannah Sullivan.


THE GLOBAL NATURAL RESOURCES FUND

PRIMARILY FOCUSING ON HARD
ASSET COMPANIES
Managed by Andrew Pilara.


THE GLOBAL VALUE FUND

SEEKING UNDERVALUED
INVESTMENTS WORLDWIDE
Managed by Andrew Pilara.


INTERNATIONAL

THE DEVELOPING COUNTRIES FUND
LOOKING FOR GROWING COMPANIES
IN EMERGING MARKETS
Managed by Michael Hoffman.

Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.


MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL ENTITY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANK OF AMERICA OR ANY OF ITS AFFILIATES; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ROBERTSON STEPHENS FUNDS
BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104

FUND NEWS & INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES

-    Knowledgeable mutual fund representatives.

-    Automated access to daily net asset values.

-    Portfolio Manager Hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM
[LOGO]

ROBERTSON STEPHENS
ON THE WEB

HTTP://WWW.RSIM.COM


ROBERTSON STEPHENS
ACCOUNTLINK

-    Automated account information, 24 hours a day.


1-800-624-8025

FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as NatRes under the heading Robertson Stephens. Its computer quotation symbol is RSNRX.


The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.